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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 15, 1995 included in Lear Seating Corporation's Annual Report on Form 10-K (File No. 33-52565) filed on March 29, 1995, and to all references to our firm included in this registration statement.


                                          /s/ ARTHUR ANDERSEN LLP
                                          ARTHUR ANDERSEN LLP

Detroit, Michigan,
  June 2, 1995